UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        December 15, 2004 (December 9, 2004)
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satiify the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act CFR 230.425)

[ ] Soliciting material pursuant to Rule 17a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

(a) On December 9, 2004, the Board of Directors of Applebee's International, Inc. (the "Company") approved the following form agreements to be used for future grants under the Amended and Restated 1995 Equity Incentive Plan (the "Plan") to the Company's officer participants in the Plan: (i) Nonqualified Stock Option Agreement; (ii) Incentive Stock Option Agreement; (iii) Restricted Stock Award Agreement; and (iv) Restricted Stock Award Agreement for shares subject to the Company's stock ownership guidelines. A copy of the Plan was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 27, 2004.

       On December 9, 2004, the Board approved the following form agreements to be used for future grants under the Plan to the Company's nonemployee directors:
(i) Nonqualified Stock Option Agreement; and (ii) Restricted Stock Award Agreement.

       Each form  agreement  approved  by the Board is filed as an exhibit under
Item 9.01 of this Form 8-K.

(b) On December 9, 2004, the Board approved, pursuant to Section 9.1(a) of the Plan, the amount and mix of cash and equity compensation to be paid to the Company's nonemployee directors for their services to the Company in 2005. The total annual compensation is valued at $171,000, based on, as set forth in 9.1(a), providing overall compensation in the range of the 75th percentile of nonemployee director compensation paid by a selected peer group of public companies. Each nonemployee director will receive $35,000 in cash as an annual retainer. Pursuant to Section 9.1(c) of the Plan, a director may elect to receive all or a portion of this retainer in stock options. The remaining $136,000 in value of annual compensation will be paid in a combination of stock options and restricted stock.

Item 9.01.  Financial Statements and Exhibits.

(c)    EXHIBITS.

10.1   Form of Officer Nonqualified Stock Option Agreement
10.2   Form of Officer Incentive Stock Option Agreement
10.3   Form of Officer Restricted Stock Award Agreement
10.4 Form of Officer Restricted Stock Award Agreement for shares subject to the Company's stock ownership guidelines
10.5   Form of  Nonqualified Stock Option Agreement for Nonemployee Directors
10.6   Form of Restricted Stock Award Agreement for Nonemployee Directors


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


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 15, 2004

                                             APPLEBEE'S INTERNATIONAL, INC.


                                      By:      /s/ Steven K. Lumpkin
                                             -----------------------------------
                                             Steven K. Lumpkin
                                             Executive Vice President and
                                             Chief Financial Officer


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


                                  Exhibit Index


Exhibit Number       Description
--------------       -----------------------------------------------------------
    10.1             Form of Officer Nonqualified Stock Option Agreement
    10.2             Form of Officer Incentive Stock Option Agreement
    10.3             Form of Officer Restricted Stock Award Agreement
    10.4             Form of Officer Restricted Stock Award Agreement for shares subject to the Company's  stock  ownership guidelines
    10.5             Form of Nonqualified Stock Option Agreement for Nonemployee
                     Directors
    10.6             Form of Restricted Stock Award Agreement for Nonemployee
                     Directors





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